UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 3, 2004
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)


      Delaware                       333-116509                52-1972128
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(State or                      (Commission File No.)         (IRS Employer
other jurisdiction                                         Identification No.)
of incorporation)


7430 New Technology Way, Frederick, Maryland                      21703
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Address of principal executive offices                           (Zip Code)


Registrant's Telephone Number, including area code  (301) 846-8881
                                                   -----------------------------


           7485 New Horizon Way, Frederick, Maryland 21703
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     (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Goldman, Sachs & Co. which are hereby filed pursuant to such letter.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99) Structural Term Sheets and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with Wells
                                    Fargo Asset Securities Corporation,
                                    Mortgage Pass-Through Certificates,
                                    Series 2004-DD

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                    CORPORATION


December 3, 2004

                                   By:      /s/ Bradley A. Davis
                                          ----------------------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Structural Term Sheets and          E
                        Collateral Term Sheets prepared
                        by Goldman, Sachs & Co. in
                        connection with Wells Fargo
                        Asset Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2004-DD